SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                                  June 15, 1999

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                            THERMO VISION CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-13391                   04-3296594
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)



8 East Forge Parkway
Franklin, Massachusetts                                      02038
(Address of principal executive offices)                    (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)


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      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Vision Corporation's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: technological change,
acquisition   strategy,   intense  competition,   potential  adverse  effect  of
significant international sales, supplier and vendor relationships, intellectual property rights, semiconductor industry volatility, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

      On June 15, 1999, Thermo Vision Corporation ("Thermo Vision") issued a press release announcing that Kristine Stotz Langdon has resigned as president and chief executive officer of Thermo Vision, effective on June 15. Ms. Langdon has also resigned as a director of Thermo Vision. Ms. Langdon will remain with Thermo Vision in a non-executive position through November 26, 1999.

      Roger Herd, who oversees the materials science businesses of Thermo Optek Corporation (which along with Thermo Vision is a majority-owned, publicly traded subsidiary of Thermo Instrument Systems Inc.) will serve as interim president of Thermo Vision, pending a permanent replacement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 15th day of June, 1999.



                                             THERMO VISION CORPORATION


                                             By:  /s/ Theo Melas-Kyriazi
                                                  -----------------------------
                                                  Theo Melas-Kyriazi
                                                  Chief Financial Officer